                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 26, 2001

                                VerticalNet, Inc.
               (Exact name of Registrant as Specified in Charter)


  Pennsylvania                       000-25269                  23-2815834
(State or Other Jurisdiction        (Commission              (IRS Employer
  of Incorporation)                  File Number)           Identification No.)

700 Dresher Road, Horsham, PA                                     19044
(Address of principal executive offices)                        Zip Code



Registrant's telephone, including area code:                    215-328-6100


         (Former name and former address, if changed since last report)

ITEM 5.  OTHER EVENTS

        (a) On April 26, 2001, VerticalNet, Inc. (the "Registrant") publicly announced that it had entered into a definitive agreement with Microsoft Corporation ("Microsoft"). This agreement replaces the existing co-marketing agreement dated as of March 29, 2000, as amended, between the Registrant and Microsoft.

        A copy of the press release issued by the Registrant on April 26, 2001 concerning the new agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        (b) On April 26, 2001, the Registrant publicly announced a corporate restructuring in which it consolidated its two operating divisions into a single operating unit, made several key management appointments and implemented reductions in force, which affected approximately 25% of the Registrant's full-time work force.

        Copies of the press release issued by the Registrant on April 26, 2001 concerning the restructuring, as well as a letter from the Registrant to members of the analyst community, are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits.

               99.1          Press Release dated April 26, 2001
               99.2          Press Release dated April 26, 2001
               99.3          Letter to Members of the Analyst Community dated April 26,
                             2001

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         VERTICALNET, INC.

Date:   April 27, 2001            By:    /s/  Gene S. Godick
                                         -------------------
                                         Name:  Gene S. Godick
                                         Title: Executive Vice President & Chief
                                                Financial Officer

                                  EXHIBIT INDEX


Exhibit No.             Description of Exhibit
-----------             ----------------------
99.1                    Press Release dated April 26, 2001
99.2                    Press Release dated April 26, 2001
99.3                    Letter to Members of the Analyst Community dated April 26, 2001